UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

CHINA EDUCATION TECHNOLOGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52407	94-3251254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 WEST NYE LN STE 129
CARSON CITY, NV 89706
(Address of principal executive offices)

Registrant’s telephone number, including area code: (8620) 6108-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Copies to:

Greentree Financial Group Inc.

7951 SW 6th Street, Suite 216

Plantation, FL 33324

Phone: (954) 424-2345

Fax: (954) 424-2230

(1)

This Current Report on Form 8-K is filed by China Education Technology Inc., a Nevada corporation, in connection with the items described below.

Item 4.01   Changes in Registrant’s Certifying Accountant.

The Board of Directors of the Company appointed M&K CPAS, PLLC as the new independent registered public accounting firm effective as of July 16, 2012. During the two most recent fiscal years and through the date of its engagement, the Company did not consult with M&K CPAS, PLLC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)) , during the two most recent fiscal years.

Prior to engaging M&K CPAS, PLLC, M&K CPAS, PLLC did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm to M&K CPAS, PLLC.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION TECHNOLOGY, INC. (Registrant)

Date: August 23, 2012	By:	/s/ Guoqiang Zhan
Guoqiang Zhan President